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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K



                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported): June 4, 2003


                           SIRIUS SATELLITE RADIO INC.
               (Exact Name of Registrant as Specified in Charter)

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
                Delaware                                0-24710                             52-1700207
      (State or other Jurisdiction             (Commission File Number)                  (I.R.S. Employer
            of Incorporation)                                                           Identification No.)

            1221 Avenue of the Americas, 36th Fl., New York, NY                               10020
                 (Address of Principal Executive Offices)                                    (Zip Code)
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       Registrant's telephone number, including area code: (212) 584-5100




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Item 5.  Other Events.

         On June 4, 2003, we entered into a Terms Agreement, which incorporated the terms of the Company's Form Underwriting Agreement (previously filed as an exhibit to our Registration Statement on Form S-3 (File No. 333-64344)), with Morgan Stanley & Co. Incorporated and UBS Warburg LLC (the "Terms Agreement"). Pursuant to the Terms Agreement, we issued 86,250,000 shares of our common stock, par value $.001 per share, under our Registration Statement on Form S-3 (File No. 333-64344) on June 10, 2003. These shares included 11,250,000 shares of common stock issued pursuant to an overallotment option granted to the underwriters in the Terms Agreement.

         A copy of the Terms Agreement is attached hereto as Exhibit 99.1 and is incorporated herein by reference in its entirety.

         On June 12, 2003, Blackstone CCC Capital Partners L.P. and Blackstone CCC Offshore Capital Partners L.P. informed us that they had distributed approximately 57 million shares of our common stock to their limited partners. These shares of common stock represent approximately 5.75% of our outstanding common stock and are freely tradable and covered by a registration statement.

         Affiliates of Blackstone also hold warrants to purchase approximately 42 million shares of our common stock. In connection with our recent recapitalization, on March 7, 2003, we issued warrants to purchase approximately 87 million shares of our common stock to exchanging holders of our convertible preferred stock at a blended exercise price of $0.99 per share. Blackstone and its affiliates have not informed us of their intentions relating to these warrants, but in connection with the execution of the registration rights agreement described below, have agreed not to exercise these warrants later than September 7, 2004.

         We have also entered into a customary registration rights agreement with Blackstone CCC Capital Partners L.P., Blackstone CCC Offshore Capital Partners L.P. and Blackstone Family Investment Partnership III L.P. A copy of this Registration Rights Agreement is attached hereto as Exhibit 99.2, and is incorporated herein by reference in its entirety. We also expect to enter into a customary registration rights agreement with LJH Partners, L.P., Robert C. Fanch Revocable Trust and BCI Investments L.L.C. on substantially the same terms.

         On June 13, 2003, Mr. Peter G. Peterson, the Chairman of The Blackstone Group L.P., resigned as a member of our board of directors.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

         (a) Not applicable.

         (b) Not applicable.

         (c) Exhibits.

         The Exhibit Index attached hereto is incorporated herein.





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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                              SIRIUS SATELLITE RADIO INC.



                              By: /s/ Patrick L. Donnelly
                                  -----------------------------------------
                                      Patrick L. Donnelly
                                      Executive Vice President, General Counsel
                                      and Secretary



Dated: June 16, 2003







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                                  EXHIBIT INDEX

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

      Exhibit                                             Description of Exhibit
      -------                                             ----------------------
        99.1          Terms Agreement, incorporating the terms of the Company's Form
                      Underwriting Agreement (previously filed as an exhibit to the Company's
                      Registration Statement on Form S-3 (File No. 333-64344)), dated June 4,
                      2003 between the Company, Morgan Stanley & Co. Incorporated and
                      UBS Warburg LLC.

        99.2          Registration Rights Agreement, dated as of June 13, 2003, among the
                      Company, Blackstone CCC Capital Partners L.P., Blackstone CCC
                      Offshore Capital Partners L.P. and Blackstone Family Investment
                      Partnership III L.P.

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